                                                                     EXHIBIT 3.2

                                    BYLAWS

                                      OF

                           COLORADO GREENHOUSE, INC.


                           ADOPTED OCTOBER 31, 1996

                                INDEX TO BYLAWS

                                      OF

                           COLORADO GREENHOUSE, INC.

                                                                                                                         Page
                                                                                                                         ----
ARTICLE I - OFFICES.......................................................................................................  1
         Section 1.01  Business Offices...................................................................................  1
         Section 1.02  Registered Office..................................................................................  1

ARTICLE II - STOCKHOLDERS.................................................................................................  1
         Section 2.01  Annual Meeting.....................................................................................  1
         Section 2.02  Special Meetings...................................................................................  1
         Section 2.03  Place of Meeting...................................................................................  2
         Section 2.04  Notice of Meetings.................................................................................  2
         Section 2.05  Fixing Date for Determination of  Stockholders of Record...........................................  2
         Section 2.06  Voting List........................................................................................  3
         Section 2.07  Proxies............................................................................................  3
         Section 2.08  Quorum and Manner of Acting........................................................................  3
         Section 2.09  Voting of Shares...................................................................................  3
         Section 2.10  Voting of Shares by Certain Holders................................................................  3
         Section 2.11  Action Without a Meeting...........................................................................  4

ARTICLE III - BOARD OF DIRECTORS..........................................................................................  5
         Section 3.01  General Powers.....................................................................................  5
         Section 3.02  Number, Tenure and Qualifications..................................................................  5
         Section 3.03  Resignation........................................................................................  5
         Section 3.04  Removal............................................................................................  5
         Section 3.05  Vacancies..........................................................................................  5
         Section 3.06  Regular Meetings...................................................................................  6
         Section 3.07  Special Meetings...................................................................................  6
         Section 3.08  Meetings by Telephone..............................................................................  6
         Section 3.09  Notice of Meetings.................................................................................  6
         Section 3.10  Quorum and Manner of Acting........................................................................  7
         Section 3.11  Interested Directors...............................................................................  7
         Section 3.12  Action Without a Meeting...........................................................................  7
         Section 3.13  Executive and Other Committees.....................................................................  7
         Section 3.14  Compensation.......................................................................................  8

ARTICLE IV - OFFICERS.....................................................................................................  8
         Section 4.01  Number and Qualifications..........................................................................  8
         Section 4.02  Election and Term of Office........................................................................  9

                                                                                                                          Page
                                                                                                                          ----
         Section 4.03  Compensation.......................................................................................  9
         Section 4.04  Resignation........................................................................................  9
         Section 4.05  Removal............................................................................................  9
         Section 4.06  Vacancies..........................................................................................  9
         Section 4.07  Authority and Duties...............................................................................  9
         Section 4.08  Surety Bonds....................................................................................... 11

ARTICLE V - STOCK......................................................................................................... 11
         Section 5.01  Issuance of Shares................................................................................. 11
         Section 5.02  Stock Certificates; Uncertificated Shares.......................................................... 11
         Section 5.03  Payment for Shares................................................................................. 12
         Section 5.04  Lost Certificates.................................................................................. 12
         Section 5.05  Transfer of Shares................................................................................. 12
         Section 5.06  Registered Holders................................................................................. 13
         Section 5.07  Transfer Agents, Registrars and Paying Agents...................................................... 13

ARTICLE VI - INDEMNIFICATION.............................................................................................. 13
         Section 6.01  Definitions........................................................................................ 13
         Section 6.02  Right to Indemnification........................................................................... 14
         Section 6.03  Successful on the Merits........................................................................... 14
         Section 6.04  Advancement of Expenses............................................................................ 15
         Section 6.05  Proceedings by a Party............................................................................. 15
         Section 6.06  Subrogation........................................................................................ 15
         Section 6.07  Other Payments..................................................................................... 15
         Section 6.08  Insurance.......................................................................................... 15
         Section 6.09  Other Rights and Remedies.......................................................................... 15
         Section 6.10  Applicability; Effect.............................................................................. 16
         Section 6.11  Severability....................................................................................... 16

ARTICLE VII -  MISCELLANEOUS.............................................................................................. 16
         Section 7.01  Waivers of Notice.................................................................................. 16
         Section 7.02  Presumption of Assent.............................................................................. 16
         Section 7.03  Voting of Securities by the Corporation............................................................ 16
         Section 7.04  Loans to Employees and Officers; Guaranty of Obligations of Employees and Officers................. 17
         Section 7.05  Seal............................................................................................... 17
         Section 7.06  Fiscal Year........................................................................................ 17
         Section 7.07  Amendments......................................................................................... 17

                                    BYLAWS

                                      OF

                           COLORADO GREENHOUSE, INC.



                                   ARTICLE I

                                    Offices

      Section 1.01  Business Offices.  The corporation may have such
                    ----------------
offices, either within or outside Delaware, as the board of directors may from time to time determine or as the business of the corporation may require.

      Section 1.02  Registered Office.  The registered office of the
                    -----------------
corporation required by the Delaware General Corporation Law to be maintained in Delaware shall be as set forth in the certificate of incorporation, unless changed as provided by law.



                                  ARTICLE II

                                 Stockholders

      Section 2.01  Annual Meeting.  An annual meeting of the stockholders shall
                    --------------
be held on such date and at such time as the board of directors shall fix in the notice of meeting, beginning with the year 1997, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a meeting of the stockholders as soon thereafter as conveniently may be. Failure to hold an annual meeting as required by these bylaws shall not invalidate any action taken by the board of directors or officers of the corporation.

      Section 2.02  Special Meetings.  Special meetings of the stockholders, for
                    ----------------
any purpose or purposes, unless otherwise prescribed by statute, may be called by the chief operating officer or by the board of directors and shall be called by the chief operating officer at the request of the holders of not less than a majority of all the outstanding shares of the corporation.

      Section 2.03  Place of Meeting.  Each meeting of the stockholders shall be
                    ----------------
held at such place, either within or outside Delaware, as may be designated in the notice of meeting, or, if no place is designated in the notice, at the principal office of the corporation.

      Section 2.04  Notice of Meetings.  Except as otherwise required by law,
                    ------------------
written notice of each meeting of the stockholders stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given, either personally (including delivery by private courier) or by first class, certified or registered mail, to each stockholder of record entitled to notice of such meeting, not less than ten nor more than 60 days before the date of the meeting. Such notice shall be deemed to be given, if personally delivered, when delivered to the stockholder, and, if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation, but if notice of two consecutive annual meetings and all notices of meetings of or the taking of action by written consent without a meeting to any stockholder during the period between such two consecutive annual meetings, or all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required until another address for such person is delivered to the corporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the foregoing provisions of this Section 2.04.

      Section 2.05  Fixing Date for Determination of  Stockholders of Record.
                    --------------------------------------------------------
For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for any other lawful action, the board of directors may fix, in advance, a date as the record date for any such determination of stockholders, which date shall be not more than 60 nor less than ten days before the date of such meeting, and not more than 60 days prior to any other action. If no record date is fixed for determining stockholders entitled to notice of or to vote at a meeting of stockholders, then the record date shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held, or, for determining stockholders for any other purpose, the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. Notwithstanding the foregoing provisions of this Section 2.05, the record date for determining stockholders entitled to take, or receive notice of, corporate action in writing without a meeting as provided in Section 2.11 shall be determined as provided in such Section.

      Section 2.06  Voting List.  The officer who has charge of the stock books
                    -----------
of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      Section 2.07  Proxies.  Each stockholder entitled to vote at a meeting of
                    -------
stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

      Section 2.08  Quorum and Manner of Acting.  At all meetings of
                    ---------------------------
stockholders, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If a quorum is present, the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by law, the certificate of incorporation or these bylaws. In the absence of a quorum, a majority of the shares so represented may adjourn the meeting from time to time in accordance with Section 2.04, until a quorum shall be present or represented.

      Section 2.09  Voting of Shares.  Unless otherwise provided in the
                    ----------------
certificate of incorporation and subject to the provisions of Section 2.05, each stockholder entitled to vote shall have one vote for each outstanding share of capital stock held of record by such stockholder on each matter submitted to a vote of the stockholders either at a meeting thereof or pursuant to Section
2.11. In the election of directors each record holder of stock entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, and for whose election he has the right to vote. Cumulative voting shall not be allowed. If a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

      Section 2.10  Voting of Shares by Certain Holders.
                    -----------------------------------

           (a)      Fiduciaries; Pledgors.  Persons holding stock in a fiduciary
                    ---------------------
capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such shares and vote thereon.

          (b)       Joint Owners. If shares stand of record in the names of two
                    ------------
or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effects: (i) if only one votes, his act binds all; (ii) if more than one votes, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the shares in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to any court having jurisdiction to appoint an additional person to act with the persons so voting the shares, in which case the shares shall then be voted as determined by a majority of such persons. If the secretary of the corporation is given notice and is furnished a copy of the instrument or order creating a tenancy held in unequal interests, a majority or even split for the purpose of subparagraph (iii) shall be a majority or even split in interest.

     Section 2.11   Action Without a Meeting.
                    ------------------------

          (a)       Written Consent. Unless otherwise provided in the
                    ---------------
certificate of incorporation, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (which consent may be signed in counterparts). Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered to the corporation in the manner required by the Delaware General Corporation Law, written consents signed by a sufficient number of stockholders to take the action are delivered to the corporation in the manner required by the Delaware General Corporation Law.

          (b)       Determination of Stockholders Entitled to Act By Consent.
                    --------------------------------------------------------
For purposes of determining stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix, in advance, a date as the record date for any such determination of stockholders, which date shall be not more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in the manner required by the Delaware General Corporation Law. If no record date has been fixed by the board of directors and prior action by the board of directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the close of business on the day on which the board of directors adopts the resolution taking such prior action.

          (c)       Notice to Non-Consenting Stockholders. Prompt written notice
                    -------------------------------------
of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Such notice shall be given in accordance with the applicable provisions of Section 2.04.


                                  ARTICLE III

                              Board of Directors

      Section 3.01  General Powers.  The business and affairs of the corporation
                    --------------
shall be managed by or under the direction of its board of directors, except as otherwise provided in the Delaware General Corporation Law or the certificate of incorporation.

      Section 3.02  Number, Tenure and Qualifications.  The number of directors
                    ---------------------------------
of the corporation shall be as fixed from time to time by resolution of the board of directors. Except as otherwise provided in Sections 2.01 and 3.05, directors shall be elected at each annual meeting of stockholders, by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote at the election of directors. Each director shall hold office until his successor shall have been elected and qualified or until his earlier death, resignation or removal. Directors need not be residents of Delaware or stockholders of the corporation. Any reduction in the authorized number of directors shall not have the effect of shortening the term of any incumbent director unless such director is also removed from office in accordance with Section 3.04.

      Section 3.03  Resignation.  Any director may resign at any time by giving
                    -----------
written notice to the corporation. A director's resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      Section 3.04  Removal.  Any director or the entire board of directors may
                    -------
be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; except that if the holders of shares of any class or series are entitled to elect one or more directors by the provisions of the certificate of incorporation, the provisions of this Section shall apply, with respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

     Section 3.05   Vacancies.  Except as set forth below or unless otherwise
                    ---------
     provided in the certificate of incorporation, any vacancy or any newly created directorship resulting from any increase in the authorized number of directors may be filled by a majority of directors then in office, although less than a quorum, or by a sole remaining director, or by the stockholders if there are no directors remaining, and a director so chosen shall hold office until the next annual election and until his successor is duly elected and qualified. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section for the filling of other vacancies. Notwithstanding anything to the contrary contained in this Section, in the event that the vacant office was held by a director designated by the holders of the Series B Preferred Stock (the "Series B Director") and such vacancy occurs during the period in which at least 25% of the originally issued Series B Preferred Stock remains outstanding, the vacancy shall be filled by an election : (a) if one or more of the remaining directors is a Series B Director, only the Series B Directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of the Series B Directors; and (b) only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders. Any election necessary to fill any vacancy of a Series B Director shall be held as soon as practicable after the occurrence of any such vacancy, but in any event within 20 business days after the occurrence thereof. Except in an emergency situation as may be determined in good faith by the unanimous written consent of all remaining directors, no action shall be taken by the board of directors after the occurrence of any vacancy due to the death, disability, resignation, retirement or removal of any director designated by Catterton-Simon Partners III, L.P. (other than any action as may be necessary to fill such vacancy) until such vacancy is filled in accordance with the foregoing provisions of this Section.

      Section 3.06  Regular Meetings.  A regular meeting of the board of
                    ----------------
directors shall be held immediately after and at the same place as the annual meeting of stockholders, or as soon thereafter as conveniently may be, at the time and place, either within or without Delaware, determined by the board, for the purpose of electing officers and for the transaction of such other business as may come before the meeting. Failure to hold such a meeting, however, shall not invalidate any action taken by any officer then or thereafter in office. The board of directors may provide by resolution the time and place, either within or outside Delaware, for the holding of additional regular meetings without other notice than such resolution.

      Section 3.07  Special Meetings.  Special meetings of the board of
                    ----------------
directors may be called by or at the request of the chief operating officer or any director. The person authorized to call special meetings of the board of directors may fix any convenient place, either within or outside Delaware, as the place for holding any special meeting of the board of directors called by him.

      Section 3.08  Meetings by Telephone.  Unless otherwise restricted by the
                    ---------------------
certificate of incorporation, members of the board of directors or any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting in such manner shall constitute presence in person at the meeting.

      Section 3.09  Notice of Meetings.  Notice of each meeting of the board of
                    ------------------
directors (except those regular meetings for which notice is not required) stating the place, day and hour of the meeting shall be given to each director at least five days prior thereto by the mailing of written notice by first class mail, or at least three days prior thereto by personal delivery (including delivery by courier) of written notice or by telephone, telegram, facsimile or other similar form of communication, except that in the case of a meeting to be held pursuant to Section 3.08 notice may be given by personal delivery or by facsimile, telegram or telephone 24 hours prior thereto. The method of notice need not be the same to each director. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage thereon prepaid, addressed to the director at his business or residence address. If sent by telegram, facsimile or similar form of communication, such notice shall be deemed to be given when sent by such method to the director during normal business hours at the location of the recipient at the last address or facsimile number of the director furnished by him to the corporation for such purpose. If communicated by telephone, such notice shall be deemed to be given when communicated directly to the director or to the person designated by the director as a person authorized to receive such notice. Neither the business to be transacted at nor the purpose of any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

      Section 3.10  Quorum and Manner of Acting.  Except as otherwise may be
                    ---------------------------
required by law, the certificate of incorporation or these bylaws, a majority of the number of directors fixed in accordance with these bylaws, present in person, shall constitute a quorum for the transaction of business at any meeting of the board of directors, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. If less than a quorum is present at a meeting, the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. No director may vote or act by proxy or power of attorney at any meeting of the board of directors.

      Section 3.11  Interested Directors.  No contract or transaction between
                    --------------------
the corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or the contract or transactions is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

      Section 3.12  Action Without a Meeting.  Unless otherwise restricted by
                    ------------------------
the certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors or any committee thereof may be taken without a meeting, without prior notice and without a vote, if all members of the board or committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the board or committee.

      Section 3.13  Executive and Other Committees.  The board of directors, by
                    ------------------------------
resolution adopted by a majority of the whole board, may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (a) amending the certificate of incorporation (except as permitted by the Delaware General Corporation Law with respect to fixing the terms and conditions of series of stock); (b) adopting an agreement of merger or consolidation; (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets; (d) recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; (e) amending the bylaws of the corporation; and (f) unless the resolution of the board expressly so provides, declaring a dividend, authorizing the issuance of stock or adopting a certificate of ownership and merger. The delegation of authority to any committee shall not operate to relieve the board of directors or any member of the board form any responsibility imposed by law. Subject to the foregoing, the board of directors may provide such powers, limitations and procedures for such committees as the board deems advisable. To the extent the board of directors does not establish other procedures, each committee shall be governed by the procedures set forth in Sections 3.06 (except as they relate to an annual meeting), 3.07 through 3.11 and 7.01 and 7.02 as if the committee were the board of directors. Each committee shall keep regular minutes of its meetings, which shall be reported to the board of directors when required and submitted to the secretary of the corporation for inclusion in the corporate records.

     Section 3.14   Compensation. Unless otherwise restricted by the
                    ------------
certificate of incorporation, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and each meeting of any committee of the board of which he is a member and may be paid a fixed sum for attendance at each such meeting or a stated salary or both a fixed sum and a stated salary. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.



                                  ARTICLE IV

                                   Officers

      Section 4.01  Number and Qualifications.  The officers of the corporation
                    -------------------------
shall consist of a chairman of the board, a chief executive officer, a chief operating officer, a secretary and such other officers, including a president, one or more vice-presidents, a treasurer and a controller, as may from time to time be elected or appointed by the board. In addition, the board of directors or the chief operating officer may elect or appoint such assistant and other subordinate officers including assistant vice-presidents, assistant secretaries and assistant treasurers, as it or he shall deem necessary or appropriate. Any number of offices may be held by the same person.

      Section 4.02  Election and Term of Office.  Except as provided in Sections
                    ---------------------------
4.01 and 4.06, the officers of the corporation shall be elected by the board of directors annually at the first meeting of the board held after each annual meeting of the stockholders as provided in Section 3.06. If the election of officers shall not be held as provided herein, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

      Section 4.03  Compensation.  Officers shall receive such compensation for
                    ------------
their services as may be authorized or ratified by the board of directors and no officer shall be prevented from receiving compensation by reason of the fact that he is also a director of the corporation. Election or appointment as an officer shall not of itself create a contract or other right to compensation for services performed by such officer.

      Section 4.04  Resignation.  Any officer may resign at any time, subject to
                    -----------
any rights or obligations under any existing contracts between the officer and the corporation, by giving written notice to the corporation. An officer's resignation shall take effect at the time stated therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      Section 4.05  Removal.  Any officer may be removed at any time by the
                    -------
board of directors, or, in the case of assistant and other subordinate officers, by the chief operating officer (whether or not such officer was appointed by the chief operating officer), whenever in its or his judgment, as the case may be, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not in itself create contract rights.

      Section 4.06  Vacancies.  A vacancy occurring in any office by death,
                    ---------
resignation, removal or otherwise may be filled by the board of directors, or, if such office may be filled by the chief operating officer as provided in
Section 4.01, by the chief operating officer, for the unexpired portion of the term.

      Section 4.07  Authority and Duties.  The officers of the corporation shall
                    --------------------
have the authority and shall exercise the powers and perform the duties specified below, and as may be additionally specified by the chief executive officer, the board of directors or these bylaws (and in all cases where the duties of any officer are not prescribed by the bylaws or the board of directors, such officer shall follow the orders and instructions of the chief operating officer), except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

                    (a)  Chairman of the Board. The chairman of the board, who
                         ---------------------
shall be elected from among the directors, shall preside at all meetings of the stockholders and directors of the corporation and shall have and may exercise all such powers and perform such other duties as may be assigned to him from time to time by the board of directors.

          (b)       Chief Executive Officer.  The chief executive officer shall,
                    -----------------------
subject to the direction and supervision of the board of directors, (i) have general and active control of its affairs and business and general supervision of its officers, agents and employees; (ii) in the absence of the chairman of the board, preside at all meetings of the stockholders and the board of directors; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties incident to the office of Chief Executive Officer and as from time to time may be assigned to him by the board of directors.

          (c)       Chief Operating Officer.  The chief operating officer shall,
                    -----------------------
subject to the direction and supervision of the board of directors, (i) be the chief operating officer of the corporation and have general and active control of its affairs and business and general supervision of its officers, agents and employees; (ii) unless there is a chairman of the board or chief executive officer, preside at all meetings of the shareholders and the board of directors;
(iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties incident to the office of chief operating officer and as from time to time may be assigned to him by the board of directors.

          (d)       Treasurer. The treasurer shall: (i) be the principal
                    ---------
financial officer of the corporation and have the care and custody of all its funds, securities, evidences of indebtedness and other personal property and deposit the same in accordance with the instructions of the board of directors;
(ii) receive and give receipts and acquittances for moneys paid in on account of the corporation, and pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity; (iii) unless there is a controller, be the principal accounting officer of the corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the chief operating officer and the board of directors statements of account showing the financial position of the corporation and the results of its operations; (iv) upon request of the board, make such reports to it as may be required at any time; and (v) perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the board of directors or the chief operating officer. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision by the treasurer.

          (e)       Vice-Presidents. The vice-president, if any (or, if there is
                    ---------------
more than one, then each vice-president), shall assist the president and chief operating officer and shall perform such duties as may be assigned to him by the president or chief operating officer or by the board of directors. The vice-president, if there is one (or, if there is more than one, then the vice-president designated by the board of directors, or, if there be no such designation, then the vice-presidents in order of their election), shall, at the request of the president or chief operating officer or, in his absence or inability or refusal to act, perform the duties of the president or chief operating officer and when so acting shall have all the powers of and be subject to all the restrictions upon the president or chief operating officer. Assistant vice-presidents, if any, shall have such powers and perform such duties as may be assigned to them by the president or chief operating officer or by the board of directors.

                   (f)    Secretary. The secretary shall: (i) prepare and
                          ---------
maintain the minutes of the proceedings of the shareholders, the board of directors and any committees of the board; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law;
(iii) be custodian of the corporate records and of the seal of the corporation;
(iv) keep at the corporation's registered office or principal place of business within or outside Colorado a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (v) have general charge of the stock books of the corporation, unless the corporation has a transfer agent; (vi) authenticate records of the corporation; and (vii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the chief operating officer or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

     Section 4.08  Surety Bonds.  The board of directors may require any
                    ------------
officer or agent of the corporation to execute to the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.



                                   ARTICLE V

                                     Stock

      Section 5.01  Issuance of Shares  The issuance or sale by the corporation
                    ------------------
of any shares of its authorized capital stock of any class, including treasury shares, shall be made only upon authorization by the board of directors, except as otherwise may be provided by law. Every issuance of shares shall be recorded on the books of the corporation maintained for such purpose by or on behalf of the corporation.

      Section 5.02  Stock Certificates; Uncertificated Shares.  The shares of
                    -----------------------------------------
stock of the corporation shall be represented by certificates, except that the board of directors may, in accordance with applicable provisions of law, authorize the issuance of some or all of any or all classes or series of stock of the corporation without certificates. If shares are represented by certificates (or if a holder of uncertificated shares requests his shares to be represented by a certificate), each certificate shall be signed by or in the name of the corporation by the chairman or a vice-chairman of the board of directors, or the chief operating officer or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, representing the number of shares owned by him in the corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the board of directors.

      Section 5.03  Payment for Shares.  Shares shall be issued for such
                    ------------------
consideration (but not less than the par value thereof) as shall be determined from time to time by the board of directors. Treasury shares shall be disposed of for such consideration as may be determined from time to time by the board. Such consideration shall be paid in such form and in such manner as the directors shall determine. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock issued by the corporation shall be deemed to be fully paid and non-assessable stock if: (a) the entire amount of the consideration has been received by the corporation in the form of cash, services rendered, personal property, real property, leases of real property or a combination thereof; or (b) not less than the amount of the consideration determined to be capital pursuant to statute has been received by the corporation in such form and the corporation has received a binding obligation of the subscriber or purchaser to pay the balance of the subscription or purchase price; provided, however, nothing contained herein shall prevent the board of directors from issuing partly paid shares pursuant to statute. The directors may, from time to time, demand payment in respect of each share of stock not fully paid in the manner prescribed by statute. In addition, when the whole of the consideration payable for shares of a corporation has not been paid in, and the assets shall be insufficient to satisfy the claims of its creditors, each holder of or subscriber for such shares shall be bound to pay on each share held or subscribed for by him the sum necessary to complete the amount of the unpaid balance of the consideration for which such shares were issued or are to be issued by the corporation. No person becoming an assignee or transferee of shares or of a subscription for shares in good faith and without knowledge or notice that the full consideration therefor has not been paid shall be personally liable for any unpaid portion of such consideration, but the transferor shall remain liable therefor, and no person holding shares in any corporation as collateral security shall be personally liable as a stockholder but the person pledging such shares shall be considered the holder thereof and shall be so liable. No executor, administrator, guardian, trustee or other fiduciary shall be personally liable as a stockholder, but the estate or funds held by such executor, administrator, guardian, trustee or other fiduciary in such fiduciary capacity shall be liable.

      Section 5.04  Lost Certificates.  In case of the alleged loss, destruction
                    -----------------
or mutilation of a certificate of stock the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The board of directors may in its discretion require a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

      Section 5.05  Transfer of Shares.  Upon presentation and surrender to the
                    ------------------
corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, payment of all transfer taxes, if any, and the satisfaction of any other requirements of law, including inquiry into and discharge of any adverse claims of which the corporation has notice, the corporation or the transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on the books maintained for such purpose by or on behalf of the corporation. No transfer of shares shall be effective until it has been entered on such books. The corporation or a transfer agent of the corporation may require a signature guaranty or other reasonable evidence that any signature is genuine and effective before making any transfer. Transfers of uncertificated shares shall be made in accordance with applicable provisions of law.

      Section 5.06  Registered Holders.  The corporation shall be entitled to
                    ------------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

      Section 5.07  Transfer Agents, Registrars and Paying Agents.  The board of
                    ---------------------------------------------
directors may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Delaware. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.



                                   ARTICLE VI

                                 Indemnification

      Section 6.01  Definitions.  For purposes of this Article, the following
                    -----------
terms shall have the meanings set forth below:

          (a)       The Corporation. The term "the corporation" means the
                    ---------------
corporation and shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (b)       Other Enterprises. The term "other enterprises" shall
                    -----------------
include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and the beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

      Section 6.02  Right to Indemnification.  The corporation may indemnify any
                    ------------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the Court of Chancery or such other court shall deem proper. Any indemnification under this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this section. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

      Section 6.03  Successful on the Merits.  To the extent that a director,
                    ------------------------
officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in section 6.02, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      Section 6.04  Advancement of Expenses.  Expenses (including attorneys'
                    -----------------------
fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VI. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

      Section 6.05  Proceedings by a Party.  The corporation shall indemnify or
                    ----------------------
advance expenses to a party in connection with any proceeding (or part thereof) initiated by the party only if such proceeding (or part thereof) was authorized by the board of directors of the corporation.

      Section 6.06  Subrogation.  In the event of any payment under this
                    -----------
Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified party, who shall execute all papers and do everything that may be necessary to assure such rights of subrogation to the corporation.

      Section 6.07  Other Payments.  The corporation shall not be liable under
                    --------------
this Article to make any payment in connection with any proceeding against or involving a party to the extent the party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of the amounts otherwise indemnifiable hereunder. A party shall repay to the corporation the amount of any payment the corporation makes to the party under this Article in connection with any proceeding against or involving the party, to the extent the party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of such amount.

      Section 6.08  Insurance.  The corporation shall have power to purchase and
                    ---------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this Article.

      Section 6.09  Other Rights and Remedies.  The indemnification and
                    -------------------------
advancement of expenses provided by, or granted pursuant to this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      Section 6.10  Applicability; Effect.  The indemnification and advancement
                    ---------------------
of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Section 6.11  Severability.  If any provision of this Article shall be
                    ------------
held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, all portions of any Sections of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Article (including, without limitation, all portions of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of this Article that each party covered hereby is entitled to the fullest protection permitted by law.


                                  ARTICLE VII

                                 Miscellaneous

      Section 7.01  Waivers of Notice.  Whenever notice is required to be given
                    -----------------
by law, by the certificate of incorporation or by these bylaws, a written waiver thereof, signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting or (in the case of a stockholder) by proxy shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any written waiver of notice unless required by these bylaws to be included in the notice of such meeting.

      Section 7.02  Presumption of Assent.  A director or stockholder of the
                    ---------------------
corporation who is present at a meeting of the board of directors or stockholders at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director or stockholder who voted in favor of such action.

      Section 7.03  Voting of Securities by the Corporation.  Unless otherwise
                    ---------------------------------------
provided by resolution of the board of directors, on behalf of the corporation the chief operating officer or any vice-president shall attend in person or by substitute appointed by him, or shall execute written instruments appointing a proxy or proxies to represent the corporation at, all meetings of the stockholders of any other corporation, association or other entity in which the corporation holds any stock or other securities, and may execute written waivers of notice with respect to any such meetings. At all such meetings and otherwise, the chief operating officer or any vice-president, in person or by substitute or proxy as aforesaid, may vote the stock or other securities so held by the corporation and may execute written consents and any other instruments with respect to such stock or securities and may exercise any and all rights and powers incident to the ownership of said stock or securities, subject, however, to the instructions, if any, of the board of directors.

      Section 7.04  Loans to Employees and Officers; Guaranty of Obligations of
                    -----------------------------------------------------------
Employees and Officers.  The corporation may lend money to, or guarantee any
----------------------
obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of any corporation at common law or under any statute.

      Section 7.05  Seal.  The corporate seal of the corporation shall be in
                    ----
such form as adopted by the board of directors, and any officer of the corporation may, when and as required, affix or impress the seal, or a facsimile thereof, to or on any instrument or document of the corporation.

      Section 7.06  Fiscal Year.  The fiscal year of the corporation shall be as
                    -----------
established by the board of directors.

      Section 7.07  Amendments.  These bylaws may be amended or repealed and new
                    ----------
bylaws adopted by the board of directors or by the stockholders entitled to vote.

                                     (END)

                                      -17